NPK ANNOUNCES NEW EXECUTIVE VICE PRESIDENT, COMMERCIAL GROWTH & OPERATIONS

THE WOODLANDS, TEXAS – September 14, 2026 – NPK International Inc. (NYSE: NPKI) (“NPK” or the “Company”) today announced the appointment of James “JJ” Barton as Executive Vice President, Commercial Growth & Operations, effective September 22, 2026. Mr. Barton succeeds Lori Briggs, who will depart from her role as Executive Vice President, Business Operations effective September 14, 2026.
Mr. Barton brings more than two decades of leadership experience in strategic sales, account management, service operations, manufacturing and growth execution. He most recently served as President of Clear Water Services, a wholly owned subsidiary of Tidal Vision, where he led growth initiatives, operational improvements, and integration efforts that strengthened revenue, margins, and EBITDA performance. He previously held senior leadership roles with ZECO, Mayco Wellchem, and Baker Hughes, and holds an MBA in Corporate Entrepreneurship from Syracuse University and a B.A. in Communication and Marketing from Louisiana State University.
“We are pleased to welcome JJ to NPK as our Executive Vice President, Commercial Growth & Operations,” said Matthew Lanigan, President and Chief Executive Officer of NPK International. “JJ’s track record of driving operational performance, integrating businesses, building scalable processes, and leading teams through periods of growth and transformation aligns well with NPK’s strategic priorities. His experience in service operations, manufacturing, sales, and strategic execution will be valuable as we continue to strengthen our operating platform and deliver long-term value for our shareholders.
“On behalf of the Company, I also want to thank Lori Briggs for her many contributions over the past 8 years that have positioned our business well for its next phase of growth. Lori has provided outstanding leadership during her time at NPK and I wish her the very best in her future endeavors,” concluded Lanigan.

ABOUT NPK INTERNATIONAL
NPK International Inc. is a worksite access solutions company that manufactures, sells, and rents recyclable composite matting products, along with a full suite of services, including planning, logistics, and site restoration. The Company delivers superior quality and reliability across critical infrastructure markets, including electrical transmission and distribution, oil and gas exploration, pipeline, renewable energy, petrochemical, construction, and other industries. For more information, visit our website at npki.com.
FORWARD-LOOKING STATEMENTS
This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “guidance,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by NPK, particularly its Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to our ability to generate organic growth; economic and market conditions that may impact our customers’ future spending; customer concentration; the effective management of our fleet, including our ability to properly manufacture, safeguard, and maintain our fleet; international operations; manufacturing capacity expansion projects; operating hazards present in our and our customers’ industries and substantial liability claims; our contracts that can be terminated or downsized by our customers without penalty; our product offering and market expansion; our ability to attract, retain, and develop qualified leaders, key employees, and skilled personnel; expanding our services in the utilities sector, which may require unionized labor; the price and availability of raw materials; inflation; capital investments and business acquisitions; market competition; technological developments and intellectual property; severe weather, natural disasters, and seasonality; public health crises, epidemics, and pandemics; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity incidents or business system disruptions; complications with the design or implementation of our updated enterprise resource planning system; activist stockholders that may attempt to effect changes at our Company or acquire control over our Company; share repurchases; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. NPK’s filings with the Securities and Exchange Commission can be obtained at no charge at sec.gov, as well as through our website at npki.com.
INVESTOR RELATIONS CONTACT
Investors@npki.com
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